INCOME TAXES (Schedule of Deferred Income Tax Assets) (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
INCOME TAXES [Abstract]
Accounts receivable	$ 5,330,829	$ 2,729,700
Tax loss carry forwards	1,087,954	691,350
Advertising expense	2,104,573	1,151,432
Total deferred income tax assets	8,523,356	4,572,482
Valuation allowance	(3,097,761)	(2,347,093)	$ (598,117)	$ (731,828)
Deferred income tax assets, net	$ 5,425,595	$ 2,225,389